UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 17, 2015

Commission File Number of issuing entity:  333-208347-01
Central Index Key Number of issuing entity:  0001128250
BA CREDIT CARD TRUST*
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Notes)

Commission File Number of issuing entity:  333-208347-02
Central Index Key Number of issuing entity:   0000936988
BA MASTER CREDIT CARD TRUST II
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-208347
 Central Index Key Number of depositor:   0001370238

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor: 0001102113

BANK OF AMERICA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2015, each of (i) the Fourth Amended and Restated Pooling and Servicing Agreement, among BA Credit Card Funding, LLC (“Funding”), as transferor, Bank of America, National Association, as servicer, and The Bank of New York Mellon, as trustee, and (ii) the First Amendment to Fourth Amended and Restated Trust Agreement, between Funding, as beneficiary and transferor, and Wilmington Trust Company, as owner trustee, as acknowledged by BA Credit Card Trust, as issuer was amended and restated for the purpose of, among other things, changing the fiscal year end of, respectively, the BA Master Credit Card Trust II and the BA Credit Card Trust from June 30 to December 31, commencing with December 31, 2015.  A transition report on Form 10-K covering the transition period from July 1, 2015 to December 31, 2015 will be filed with the Commission on behalf of the BA Master Credit Card Trust II and the BA Credit Card Trust under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

As disclosed below under “Item 8.01. Other Events” and “Item 9.01(d). Exhibits,” a Fourth Amended and Restated Pooling and Servicing Agreement and a First Amendment to Fourth Amended and Restated Trust Agreement have been filed as exhibits to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01. Other Events.

December 17, 2015, the documents listed below under “Item 9.01(d). Exhibits” were entered into by the parties identified under that Item for the purpose of, among other things, complying with the Commission’s revised Regulation AB.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

Exhibit 4.1
First Amendment to Second Amended and Restated Receivables Purchase Agreement, dated as of December 17, 2015, between Bank of America and Funding, as acknowledged and accepted by Bank of America, as servicer, and The Bank of New York Mellon, as trustee (the “Trustee”);

Exhibit 4.2	Fourth Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 2015, among Funding, as transferor, Bank of America, as servicer, and the Trustee;

Exhibit 4.3	Fifth Amended and Restated Series 2001-D Supplement, dated as of December 17, 2015, among Funding, as transferor, Bank of America, as servicer, and the Trustee;

Exhibit 4.4
Fourth Amended and Restated Indenture, dated as of December 17, 2015, between BA Credit Card Trust (the “Issuer”) and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”), as acknowledged and accepted by Bank of America, as servicer;

Exhibit 4.5	Third Amended and Restated BAseries Indenture Supplement, dated as of December 17, 2015, between the Issuer and the Indenture Trustee;

Exhibit 4.6
First Amendment to Fourth Amended and Restated Trust Agreement of the Issuer, dated as of December 17, 2015, between Funding and Wilmington Trust Company, as owner trustee, as acknowledged by the Issuer;

Exhibit 4.7	Asset Representations Review Agreement, dated as of December 17, 2015, among Funding, Bank of America, and Clayton Fixed Income Services LLC, as asset representations reviewer; and

Exhibit 4.8	Dispute Resolution Agreement, dated as of December 17, 2015, among Funding, Bank of America, and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

Date: December 17, 2015	By:	/s/ Keith W. Landis
		Name:	Keith W. Landis
		Title:	V.P.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1
First Amendment to Second Amended and Restated Receivables Purchase Agreement, dated as of December 17, 2015, between Bank of America and Funding, as acknowledged and accepted by Bank of America, as servicer, and the Trustee;

Exhibit 4.2	Fourth Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 2015, among Funding, as transferor, Bank of America, as servicer, and the Trustee;

Exhibit 4.3	Fifth Amended and Restated Series 2001-D Supplement, dated as of December 17, 2015, among Funding, as transferor, Bank of America, as servicer, and the Trustee;

Exhibit 4.4	Fourth Amended and Restated Indenture, dated as of December 17, 2015, between the Issuer and the Indenture Trustee, as acknowledged and accepted by Bank of America, as servicer;

Exhibit 4.5	Third Amended and Restated BAseries Indenture Supplement, dated as of December 17, 2015, between the Issuer and the Indenture Trustee;

Exhibit 4.6
First Amendment to Fourth Amended and Restated Trust Agreement of the Issuer, dated as of December 17, 2015, between Funding and Wilmington Trust Company, as owner trustee, as acknowledged by the Issuer;

Exhibit 4.7	Asset Representations Review Agreement, dated as of December 17, 2015, among Funding, Bank of America, and Clayton Fixed Income Services LLC, as asset representations reviewer; and

Exhibit 4.8	Dispute Resolution Agreement, dated as of December 17, 2015, among Funding, Bank of America, and the Trustee.